UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 9, 2005

Carter’s, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31829	13-3912933
(States or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Proscenium,
1170 Peachtree Street NE, Suite 900
Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 745-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

                On November 9, 2005, Berkshire Partners LLC (“Berkshire”), a private equity firm whose investment funds (the “Berkshire Funds”) own approximately 25% of the common stock of Carter’s, Inc. (the “Company”), issued a press release announcing a distribution of 3.6 million shares of Company stock to both the general partner and limited partners of the Berkshire Funds.  A copy of this press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 99.1            Press Release issued by Berkshire on November 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER’S, INC.

November 9, 2005	By:	/s/ Michael D. Casey

	Name:	Michael D. Casey
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished with this report:

                99.1         Press Release issued by Berkshire on November 9, 2005.